UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 8, 2010

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Certain materials about Arthur J. Gallagher & Co. (Gallagher) to be presented at investor conferences, consisting of presentation slides and an investment profile, are attached to this report as Exhibits 99.1 and 99.2. Gallagher is furnishing these exhibits pursuant to Regulation FD under Item 7.01. These exhibits may also be accessed at Gallagher’s website (www.ajg.com).

These exhibits contain non-GAAP financial measures. A reconciliation of these measures to the most comparable GAAP measures is also available on Gallagher’s website at www.ajg.com.

Item 9.01. Financial Statements and Exhibits.

99.1	August 2010 slides for Gallagher’s presentations at investor conferences.

99.2	Gallagher August 2010 investment profile.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: September 8, 2010	/s/ Walter D. Bay
Walter D. Bay
Vice President, General Counsel and Secretary